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Exhibit 10.1



PROMISSORY NOTE



$65,000.00                                               BALTIMORE, MARYLAND
                                                             August 21, 1998


   WITHIN THREE YEARS, the undersigned promises to pay to the order of Chapman Capital Management Holdings, Inc., sixty five thousand dollars ($65,000.00), at its offices in Baltimore, Maryland, together with interest thereon from the date hereof until paid at the rate of 5.48% per annum.



                                             /s/ NATHAN A. CHAPMAN, JR.
                                             --------------------------
                                             Nathan A. Chapman, Jr.